UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported) February 28, 2005
                                                              -----------------




                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077
                                                 -------

           Delaware                                            13-3078745
           --------                                            ----------
 (State or other Jurisdiction of                             (I.R.S. Employer
         Incorporation)                                     Identification No.)


                     120 Old Post Road, Rye, New York 10580
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (914) 921-7200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On February 4, 2005, Mobius Management Systems, Inc. (the "Company") entered into an employment offer with Mauricio Barberi, appointing him to serve as Senior Vice President of Marketing, effective as of February 28, 2005. Under the terms of the employment offer, Mr. Barberi's annualized base salary will be $200,000. Mr. Barberi is also eligible for annual incentive compensation of up to $75,000, or more, if certain corporate and individual objectives are met in accordance with the Company's executive compensation incentive plan. The Company granted to Mr. Barberi an option to purchase up to an aggregate of 75,000 shares of common stock of the Company pursuant to the Company's 1996 Stock Incentive Plan, at an exercise price equal to the closing share price of the common stock on the Nasdaq National Market on the date of grant. The vesting of these options is 20% on the first anniversary of the grant date and 5% every three months thereafter until February 28, 2010. Mr. Barberi will participate in the Company's benefits program generally available to the Company's employees. Employment and compensation with the Company are "at will," in that they can be terminated with or without cause, and with or without notice, at any time, at the option of either the Company or Mr. Barberi. There is no express and/or implied contract of employment with the Company.

      A copy of the press release dated February 28, 2005, announcing the appointment of Mr. Barberi as Senior Vice President of Marketing is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press Release issued by Mobius Management Systems, Inc. dated February 28, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 4, 2005



                                        MOBIUS MANAGEMENT SYSTEMS, INC.

                                        By: /s/ Raymond F. Kunzmann
                                           ------------------------------------
                                           Raymond F. Kunzmann
                                           Chief Financial Officer (Principal
                                           Financial and Accounting Officer)